UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

September 18, 2008
(September 18, 2008)
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

SAFECO CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Washington	001-6563	91-0742146
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

Safeco Plana, 1001 Fourth Avenue, Seattle, Washington  98154
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(206) 545-5000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 18, 2008, Safeco Corporation and Liberty Mutual Group issued a joint press release announcing receipt of regulatory approval from the Washington Office of the Insurance Commissioner and that Safeco's acquisition by the Liberty Mutual Group is scheduled to close on Monday, September 22, 2008.   The press release is filed with this report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are included with this Current Report on Form 8-K:

Exhibit 99.1	Press release dated September 18, 2008.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Safeco Corporation

Registrant

Dated: September 18, 2008	/s/ Stephanie G. Daley-Watson

Stephanie G. Daley-Watson

Vice President, Secretary and Associate General Counsel